

<ARTICLE>                                           BD
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the
Condensed  Consolidated  Statement of Income and Condensed  Consolidated Balance
Sheet of the Company's  Quarterly  Report on Form 10-Q for the quarterly  period ended June 30,  1999,  and is  qualified  in its  entirety by  reference to such financial statements.
</LEGEND>

<MULTIPLIER>                                         1000

<PERIOD-TYPE>                   6-mos
<FISCAL-YEAR-END>                             Dec-31-1999
<PERIOD-END>                                  Jun-30-1999
<CASH>                                          2,701,276
<RECEIVABLES>                                  13,659,935
<SECURITIES-RESALE>                             6,172,089
<SECURITIES-BORROWED>                                   0
<INSTRUMENTS-OWNED>                               320,273
<PP&E>                                            454,912
<TOTAL-ASSETS>                                 23,552,061
<SHORT-TERM>                                      170,927
<PAYABLES>                                     20,343,061
<REPOS-SOLD>                                            0
<SECURITIES-LOANED>                                     0
<INSTRUMENTS-SOLD>                                      0
<LONG-TERM>                                       411,047
<PREFERRED-MANDATORY>                                   0
<PREFERRED>                                             0
<COMMON>                                            4,087
<OTHER-SE>                                      1,910,655
<TOTAL-LIABILITY-AND-EQUITY>                   23,552,061
<TRADING-REVENUE>                                 268,148
<INTEREST-DIVIDENDS>                              667,299
<COMMISSIONS>                                     936,869
<INVESTMENT-BANKING-REVENUES>                           0
<FEE-REVENUE>                                     348,867
<INTEREST-EXPENSE>                                349,641
<COMPENSATION>                                    793,851
<INCOME-PRETAX>                                   485,671
<INCOME-PRE-EXTRAORDINARY>                        293,858
<EXTRAORDINARY>                                         0
<CHANGES>                                               0
<NET-INCOME>                                      293,858
<EPS-BASIC>                                         .36<F1>
<EPS-DILUTED>                                         .35<F1>

<F1> The  information  has been prepared in accordance  with SFAS No. 128. Basic and diluted EPS have been entered in place of primary and fully diluted, respectively. Reflects the two-for-one common stock split declared April 22, 1999, distributed July 1, 1999.


